UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2008
FIRSTPLUS FINANCIAL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-13753	75-2561085
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)
122 W. John Carpenter Freeway, Suite 450
Irving, Texas 75039
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (972) 717-7969
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On May 8, 2008, federal officials executed a search warrant at the FirstPlus Financial Group, Inc. corporate offices in Irving, Texas and several of its subsidiaries’ offices. FirstPlus Financial Group, Inc. denies any wrongdoing and if any charges are ever brought, it will vigorously defend them.
The Company and its major subsidiaries will continue to function in a normal business manner and also continue to serve its customers.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTPLUS FINANCIAL GROUP, INC.
Date: May 14, 2008	By:	/s/ John Maxwell
		Name:	John Maxwell
		Title:	Chairman & CEO